SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2004 (July 28, 2004)

Exact name of Registrant as specified in its charter:	Central Parking Corporation

State or other jurisdiction of incorporation:	Tennessee

Commission File Number:	001-13950

IRS Employer Identification Number:	62-1052916

Address of principal executive offices:	2401 21st Avenue South
Suite 200
Nashville, TN 37212

Registrant’s telephone number, including area code:	(615) 297-4255

Former name or former address, if changed since last report:	Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EX-99.1 PRESS RELEASE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

Exhibit No. 99.1	Text of press release dated July 28, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 28, 2004, the Company issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s results of operations for the third quarter ended June 30, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Parking Corporation
/s/ MARK SHAPIRO

Date: July 29, 2004	By: Mark Shapiro Senior Vice President and Chief Financial Officer

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